UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) March 20, 2007
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
(Exact name of registrant as specified in its charter)

MARYLAND	1-13232	84-1259577

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4582 SOUTH ULSTER STREET PARKWAY SUITE 1100, DENVER, CO	80237

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (303) 757-8101
NOT APPLICABLE

(Former name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD.
     As previously announced, Apartment Investment and Management Company (“Aimco”) will host an online investor presentation on Tuesday, March 20, 2007. Aimco’s presentation will begin at 9:00 a.m. eastern time and last approximately three hours. The Webcast of the event and a copy of the presentation materials will be available on Aimco’s Website at http://www.aimco.com/CorporateInformation/About/Financial/InvestorDay. The Webcast will also be available for replay at that link for at least 30 days following the event. The written presentation is also furnished herewith as Exhibit 99.1. The information contained on Aimco’s Website is not incorporated by reference herein.
ITEM 9.01. Financial Statements and Exhibits.
The following exhibits are furnished with this report:

Exhibit Number	Description

99.1	Apartment Investment and Management Company Presentation – Investor Day March 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
     Dated: March 20, 2007

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

/s/ Thomas M. Herzog

Thomas M. Herzog Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Apartment Investment and Management Company Presentation — Investor Day March 2007